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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-93663, 333-68229 and 333-38635 of Hall, Kinion & Associates, Inc. and
Subsidiaries on Form S-8 of our reports dated January 24, 2000, appearing in this Annual Report on Form 10-K of Hall, Kinion & Associates, Inc. and Subsidiaries for the year ended December 26, 1999.



Deloitte & Touche LLP
San Jose, California
February 24, 2000